Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as at September 30, 2013

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - September 30, 2013

Table of Contents

Page

Regulation G and Basis of Presentation
Consolidated Financial Statements
Consolidated Statements of Operations	1-2
Condensed Consolidated Balance Sheets	3
Condensed Consolidated Statements of Cash Flows	4-5
Consolidated Statements of Comprehensive Income (Loss)	6
Segment Information
For the three months ended September 30, 2013 and 2012	7-8
For the nine months ended September 30, 2013 and 2012	9-10
Non-life segment	11-12
North America sub-segment	13-14
Global (Non-U.S.) P&C sub-segment	15-16
Global Specialty sub-segment	17-18
Catastrophe sub-segment	19-20
Life and Health segment	21-22
Corporate and Other	23-24
Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	25-26
Distribution of Premiums by reinsurance type	27-28
Investments
Investment Portfolio	29
Distribution of Corporate Bonds	30
Distribution of Equities	31
Distribution of Mortgage/Asset-Backed Securities	32
Other Invested Assets including Private Markets and Derivative Exposures	33
Funds Held - Directly Managed Portfolio	34
Distribution of Corporate Bonds - Funds Held - Directly Managed Portfolio	35
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)	36-37
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains on Funds Held - Directly Managed Portfolio	38-39
Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	40-41
Analysis of Policy Benefits for Life and Annuity Contracts	42-43
Reserve Development	44-45
Natural Catastrophe Probable Maximum Losses (PMLs)	46
Reconciliation of GAAP and non-GAAP measures	47-50
Diluted Book Value per Common Share - Treasury Stock Method	51
Diluted Book Value and Diluted Tangible Book Value per Common Share - Rollforward	52-54

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to PartnerRe Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee), net foreign exchange gains and losses, net of tax, loss on redemption of preferred shares and the interest in earnings (losses) of equity investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee and where the Company does not control the investee’s activities), and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per PartnerRe common share and common share equivalents outstanding as of the beginning of the year. Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Tangible Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding: The Company calculates Tangible Book Value using common shareholders’ equity attributable to PartnerRe less goodwill and intangible assets, net of tax. The Company calculates Diluted Tangible Book Value per Common Share using Tangible Book Value divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company uses these measures as the basis for its prime measure of long-term financial performance (annualized growth in Diluted Tangible Book Value per Common Share plus dividends). Management believes annualized growth in Diluted Tangible Book Value per Common Share plus dividends aligns the Company’s stated long-term objectives with the measure most investors use to evaluate total shareholder value creation given that it focuses on the tangible value of total shareholder returns, excluding the impact of goodwill and intangibles.

Book Value and Tangible Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value and Tangible Book Value excluding NURGL) and Diluted Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding (Diluted Book Value and Diluted Tangible Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL): The Company calculates Book Value and Tangible Book Value excluding NURGL using common shareholders’ equity attributable to PartnerRe and Tangible Book Value, respectively, less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value and Tangible Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL divided by the weighted average number of common shares and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of common shareholders’ equity attributable to PartnerRe, preferred shares, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

Basis of Presentation: The Company’s financial position and its results include Presidio from the date of acquisition of December 31, 2012 and for all periods thereafter.

All references to per share data, per common share data, common shares and common share equivalent data, and common shareholders’ equity data throughout this Financial Supplement relates to PartnerRe Ltd.’s (PartnerRe) common shareholders.

PartnerRe Ltd.

Consolidated Statements of Operations

(Expressed in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	For the three months ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Revenues
Gross premiums written	$1,281,477	$1,340,582	$1,756,886	$931,434	$1,056,076

Net premiums written	$1,264,775	$1,309,318	$1,636,431	$920,288	$1,043,240
Decrease (increase) in unearned premiums	156,694	(100,682)	(489,751)	247,852	193,851

Net premiums earned	1,421,469	1,208,636	1,146,680	1,168,140	1,237,091
Net investment income	121,811	124,503	123,704	135,669	135,266
Net realized and unrealized investment gains (losses)	16,118	(299,215)	22,943	5,113	257,429
Other income	5,399	3,878	3,927	3,777	2,744

Total revenues	1,564,797	1,037,802	1,297,254	1,312,699	1,632,530

Expenses
Losses and loss expenses and life policy benefits	750,999	866,843	660,952	800,851	721,137
Acquisition costs	282,948	241,743	234,200	245,520	247,058
Other operating expenses (1)	108,467	144,833	116,040	112,319	94,697
Interest expense	12,233	12,232	12,229	12,227	12,224
Amortization of intangible assets	7,045	7,045	7,046	5,120	8,893
Net foreign exchange losses (gains)	1,279	10,584	(2,043)	3,341	2,015

Total expenses	1,162,971	1,283,280	1,028,424	1,179,378	1,086,024

Income (loss) before taxes and interest in earnings (losses) of equity investments	401,826	(245,478)	268,830	133,321	546,506
Income tax expense (benefit)	70,232	(74,569)	41,675	22,826	64,149
Interest in earnings (losses) of equity investments	5,941	(3,479)	7,215	1,026	4,349

Net income (loss)	337,535	(174,388)	234,370	111,521	486,706
Net income attributable to noncontrolling interests	(4,112)	(1,183)	—	—	—

Net income (loss) attributable to PartnerRe	333,423	(175,571)	234,370	111,521	486,706
Preferred dividends	14,184	14,796	14,699	15,405	15,405
Loss on redemption of preferred shares	—	—	9,135	—	—

Net income (loss) attributable to PartnerRe common shareholders	$319,239	$(190,367)	$210,536	$96,116	$471,301

Operating earnings attributable to PartnerRe common shareholders	$311,184	$51,055	$202,089	$95,671	$244,406

Comprehensive income (loss) attributable to PartnerRe	$347,740	$(187,445)	$215,303	$104,603	$518,871

Per share data attributable to PartnerRe common shareholders:
Basic operating earnings	$5.80	$0.90	$3.46	$1.58	$3.95
Net realized and unrealized investment (losses) gains, net of tax	(0.02)	(4.07)	0.21	(0.13)	3.59
Net foreign exchange gains (losses), net of tax	0.10	(0.10)	(0.01)	0.12	0.02
Loss on redemption of preferred shares	—	—	(0.16)	—	—
Interest in earnings (losses) of equity investments, net of tax	0.07	(0.10)	0.10	0.01	0.06

Basic net income (loss)	$5.95	$(3.37)	$3.60	$1.58	$7.62

Weighted average number of common shares outstanding	53,671,245	56,485,882	58,423,898	60,643,216	61,837,328
Diluted operating earnings (1)	$5.70	$0.90	$3.39	$1.55	$3.90
Net realized and unrealized investment (losses) gains, net of tax	(0.03)	(4.07)	0.20	(0.12)	3.55
Net foreign exchange gains (losses), net of tax	0.10	(0.10)	(0.01)	0.12	0.02
Loss on redemption of preferred shares	—	—	(0.15)	—	—
Interest in earnings (losses) of equity investments, net of tax	0.07	(0.10)	0.10	0.01	0.06

Diluted net income (loss)	$5.84	$(3.37)	$3.53	$1.56	$7.53

Weighted average number of common shares and common share equivalents outstanding	54,625,151	56,485,882	59,590,044	61,627,207	62,606,761
Dividends declared per common share	$0.64	$0.64	$0.64	$0.62	$0.62

(1)	Includes an expense related to the restructuring of the Company’s business support operations and Global Non-life operations of $2.4 million and $43.2 million, or $ 0.04 and $0.77 per diluted share, pre-tax, for the three months ended September 30, 2013 and June 30, 2013, respectively.

PartnerRe Ltd.

Consolidated Statements of Operations

(Expressed in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2013	September 30, 2012	December 31, 2012	December 31, 2011
Revenues
Gross premiums written	$4,378,944	$3,786,802	$4,718,235	$4,633,054

Net premiums written	$4,210,525	$3,652,571	$4,572,860	$4,486,329
(Increase) decrease in unearned premiums	(433,740)	(334,772)	(86,921)	161,425

Net premiums earned	3,776,785	3,317,799	4,485,939	4,647,754
Net investment income	370,017	435,669	571,338	629,148
Net realized and unrealized investment (losses) gains	(260,154)	488,296	493,409	66,692
Other income	13,205	8,143	11,920	7,915

Total revenues	3,899,853	4,249,907	5,562,606	5,351,509

Expenses
Losses and loss expenses and life policy benefits	2,278,793	2,003,759	2,804,610	4,372,570
Acquisition costs	758,890	691,388	936,909	938,361
Other operating expenses (1)	369,340	299,055	411,374	434,846
Interest expense	36,694	36,668	48,895	48,949
Amortization of intangible assets	21,136	26,679	31,799	36,405
Net foreign exchange losses (gains)	9,822	(3,165)	175	(34,675)

Total expenses	3,474,675	3,054,384	4,233,762	5,796,456

Income (loss) before taxes and interest in earnings (losses) of equity investments	425,178	1,195,523	1,328,844	(444,947)
Income tax expense	37,338	181,458	204,284	68,972
Interest in earnings (losses) of equity investments	9,677	8,929	9,954	(6,372)

Net income (loss)	397,517	1,022,994	1,134,514	(520,291)
Net income attributable to noncontrolling interests	(5,296)	—	—	—

Net income (loss) attributable to PartnerRe	392,221	1,022,994	1,134,514	(520,291)
Preferred dividends	43,678	46,216	61,622	47,020
Loss on redemption of preferred shares	9,135	—	—	—

Net income (loss) attributable to PartnerRe common shareholders	$339,408	$976,778	$1,072,892	$(567,311)

Operating earnings (loss) attributable to PartnerRe common shareholders	$564,328	$568,119	$663,791	$(641,609)

Comprehensive income (loss) attributable to PartnerRe	$375,597	$1,053,153	$1,157,755	$(536,991)

Per share data attributable to PartnerRe common shareholders:
Basic operating earnings (loss)	$10.05	$8.92	$10.55	$(9.50)
Net realized and unrealized investment (losses) gains, net of tax	(3.90)	6.27	6.23	0.23
Net foreign exchange (losses) gains, net of tax	(0.03)	0.02	0.13	0.98
Loss on redemption of preferred shares	(0.16)	—	—	—
Interest in earnings (losses) of equity investments, net of tax	0.08	0.13	0.14	(0.11)

Basic net income (loss)	$6.04	$15.34	$17.05	$(8.40)

Weighted average number of common shares outstanding	56,176,260	63,679,114	62,915,992	67,558,732
Diluted operating earnings (loss) (1)	$9.86	$8.84	$10.43	$(9.50)
Net realized and unrealized investment (losses) gains, net of tax	(3.83)	6.21	6.17	0.23
Net foreign exchange (losses) gains, net of tax	(0.02)	0.01	0.13	0.98
Loss on redemption of preferred shares	(0.16)	—	—	—
Interest in earnings (losses) of equity investments, net of tax	0.08	0.13	0.14	(0.11)

Diluted net income (loss)	$5.93	$15.19	$16.87	$(8.40)

Weighted average number of common shares and common share equivalents outstanding	57,217,561	64,284,125	63,615,748	67,558,732
Dividends declared per common share	$1.92	$1.86	$2.48	$2.35

(1)	Includes an expense related to the restructuring of the Company’s business support operations and Global Non-life operations of $ 45.7 million, or $0.80 per diluted share, pre-tax, for the nine months ended September 30, 2013.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012		December 31, 2011

Assets
Total investments	$15,107,800		$14,968,652		$15,544,844		$15,973,230		$15,912,719		$15,287,245
Funds held - directly managed	813,497		842,415		909,520		930,741		1,188,186		1,268,010
Cash and cash equivalents	1,551,062		1,261,540		1,286,898		1,121,705		1,336,362		1,342,257
Accrued investment income	175,164		172,794		181,151		184,315		175,066		189,074
Reinsurance balances receivable	2,564,015		2,477,340		2,393,159		1,991,991		2,329,907		2,059,976
Reinsurance recoverable on paid and unpaid losses	339,169		356,011		400,509		348,086		369,960		397,788
Funds held by reinsured companies	831,704		782,992		775,486		805,489		805,178		796,290
Deferred acquisition costs	680,972		676,084		646,178		568,391		602,660		547,202
Goodwill	456,380		456,380		456,380		456,380		455,533		455,533
Intangible assets	193,134		200,179		207,224		214,270		107,188		133,867
Other assets	425,310		376,193		338,264		385,834		357,371		378,131

Total assets	$23,138,207		$22,570,580		$23,139,613		$22,980,432		$23,640,130		$22,855,373

Liabilities
Unpaid losses and loss expenses	$10,564,542		$10,336,368		$10,323,786		$10,709,371		$10,761,302		$11,273,091
Policy benefits for life and annuity contracts	1,908,575		1,799,332		1,763,413		1,813,244		1,703,147		1,645,662
Unearned premiums	1,997,853		2,162,112		2,074,370		1,534,625		1,810,881		1,448,841
Other reinsurance balances payable	232,711		244,583		342,423		238,578		504,820		443,873
Debt obligations	820,989		820,989		820,989		820,989		820,989		820,989
Other liabilities	989,361		791,920		867,074		930,129		959,989		755,375

Total liabilities	16,514,031		16,155,304		16,192,055		16,046,936		16,561,128		16,387,831

Total shareholders’ equity attributable to PartnerRe	6,571,687		6,366,957		6,910,714		6,933,496		7,079,002		6,467,542

Noncontrolling interests	52,489		48,319		36,844		—		—		—

Total shareholders’ equity	6,624,176		6,415,276		6,947,558		6,933,496		7,079,002		6,467,542

Total liabilities and shareholders’ equity	$23,138,207		$22,570,580		$23,139,613		$22,980,432		$23,640,130		$22,855,373

Diluted Book Value Per Common Share	$105.53		$99.65		$102.96		$100.84		$99.54		$84.82

Diluted Tangible Book Value Per Common Share	$94.86		$89.09		$92.91		$90.86		$91.04		$76.47

Number of Common Shares and Common Share Equivalents Outstanding	54,181,672		55,325,581		58,826,334		59,893,366		62,136,090		65,715,708

Capital Structure:
Senior notes (1)	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	853,750	12	853,750	12	853,750	11	893,750	11	893,750	11	893,750	12
Common shareholders’ equity attributable to PartnerRe	5,717,937	77	5,513,207	77	6,056,964	78	6,039,746	78	6,185,252	78	5,573,792	77

Total Capital	$7,385,071	100%	$7,180,341	100%	$7,724,098	100%	$7,746,880	100%	$7,892,386	100%	$7,280,926	100%

(1)	PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Net cash provided by operating activities:

Underwriting operations	$201	$8	$(4)	$91	$152

Investment income	161	173	166	165	160

Taxes and foreign exchange	(9)	(65)	(47)	(32)	(25)

Net cash provided by operating activities	$353	$116	$115	$224	$287

Net cash provided by operating activities	$353	$116	$115	$224	$287

Net cash provided by (used in) investing activities	95	200	289	(208)	(335)

Net cash used in financing activities	(169)	(342)	(224)	(231)	(141)

Effect of foreign exchange rate changes on cash	10	1	(15)	1	13

Increase (decrease) in cash and cash equivalents	289	(25)	165	(214)	(176)

Cash and cash equivalents - beginning of period	1,262	1,287	1,122	1,336	1,512

Cash and cash equivalents - end of period	$1,551	$1,262	$1,287	$1,122	$1,336

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2013	September 30, 2012	December 31, 2012	December 31, 2011

Net cash provided by operating activities:

Underwriting operations (1)	$205	$10	$100	$(29)

Investment income	500	551	717	731

Taxes and foreign exchange	(121)	(92)	(124)	(128)

Net cash provided by operating activities	$584	$469	$693	$574

Net cash provided by operating activities	$584	$469	$693	$574

Net cash provided by (used in) investing activities	584	(11)	(219)	(1,080)

Net cash used in financing activities	(736)	(458)	(688)	(242)

Effect of foreign exchange rate changes on cash	(3)	(6)	(6)	(21)

Increase (decrease) in cash and cash equivalents	429	(6)	(220)	(769)

Cash and cash equivalents - beginning of period	1,122	1,342	1,342	2,111

Cash and cash equivalents - end of period	$1,551	$1,336	$1,122	$1,342

(1)	For the year ended December 31, 2011, net cash provided by underwriting operations includes approximately $358 million of cash related to the release of assets from the Funds Held - Directly Managed Portfolio.

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income (Loss)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Net income (loss) attributable to PartnerRe Ltd.	$333,423	$(175,571)	$234,370	$111,521	$486,706

Change in currency translation adjustment	14,432	(11,514)	(19,830)	(2,554)	32,992
Change in net unrealized gains or losses on investments, net of tax	(229)	(230)	(233)	(235)	(237)
Change in unfunded pension obligation, net of tax	114	(130)	996	(4,129)	(590)

Comprehensive income (loss)	$347,740	$(187,445)	$215,303	$104,603	$518,871

	For the nine months ended		For the year ended
	September 30, 2013	September 30, 2012	December 31, 2012	December 31, 2011

Net income (loss) attributable to PartnerRe Ltd.	$392,221	$1,022,994	$1,134,514	$(520,291)

Change in currency translation adjustment	(16,912)	31,042	28,488	(11,834)
Change in net unrealized gains or losses on investments, net of tax	(692)	(718)	(953)	(949)
Change in unfunded pension obligation, net of tax	980	(165)	(4,294)	(3,917)

Comprehensive income (loss)	$375,597	$1,053,153	$1,157,755	$(536,991)

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended September 30, 2013
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total

Gross premiums written	$409	$157	$396	$79	$1,041	$235	$5	$1,281

Net premiums written	$408	$157	$389	$72	$1,026	$234	$5	$1,265
Decrease (increase) in unearned premiums	17	38	(7)	99	147	9	—	156

Net premiums earned	$425	$195	$382	$171	$1,173	$243	$5	$1,421
Losses and loss expenses and life policy benefits	(197)	(90)	(228)	(42)	(557)	(195)	1	(751)
Acquisition costs	(101)	(50)	(92)	(16)	(259)	(24)	—	(283)

Technical result	$127	$55	$62	$113	$357	$24	$6	$387

Other income					2	3	—	5
Other operating expenses					(62)	(17)	(29)	(108)

Underwriting result					$297	$10	n/a	$284

Net investment income						15	107	122

Allocated underwriting result (1)						$25	n/a	n/a

Net realized and unrealized investment gains							16	16
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange losses							(1)	(1)
Income tax expense							(70)	(70)
Interest in earnings of equity investments							6	6

Net income							n/a	$338

Loss ratio (2)	46.3%	46.0%	59.8%	24.5%	47.5%
Acquisition ratio (3)	23.9	25.7	24.0	9.0	22.1

Technical ratio (4)	70.2%	71.7%	83.8%	33.5%	69.6%
Other operating expense ratio (5)					5.3

Combined ratio (6)					74.9%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended September 30, 2012
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total

Gross premiums written	$311	$123	$360	$75	$869	$187	$—	$1,056

Net premiums written	$311	$122	$354	$69	$856	$187	$—	$1,043
Decrease in unearned premiums	24	50	9	99	182	8	4	194

Net premiums earned	$335	$172	$363	$168	$1,038	$195	$4	$1,237
Losses and loss expenses and life policy benefits	(251)	(110)	(161)	(39)	(561)	(157)	(3)	(721)
Acquisition costs	(83)	(42)	(79)	(15)	(219)	(27)	(1)	(247)

Technical result	$1	$20	$123	$114	$258	$11	$—	$269

Other income					1	1	1	3
Other operating expenses					(58)	(12)	(25)	(95)

Underwriting result					$201	$—	n/a	$177

Net investment income						15	120	135

Allocated underwriting result (1)						$15	n/a	n/a

Net realized and unrealized investment gains							257	257
Interest expense							(12)	(12)
Amortization of intangible assets							(9)	(9)
Net foreign exchange losses							(2)	(2)
Income tax expense							(64)	(64)
Interest in earnings of equity investments							5	5

Net income							n/a	$487

Loss ratio (2)	74.9%	63.9%	44.4%	23.3%	54.1%
Acquisition ratio (3)	24.8	24.9	21.7	8.8	21.1

Technical ratio (4)	99.7%	88.8%	66.1%	32.1%	75.2%
Other operating expense ratio (5)					5.5

Combined ratio (6)					80.7%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the nine months ended September 30, 2013
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total

Gross premiums written	$1,228	$690	$1,253	$478	$3,649	$722	$8	$4,379

Net premiums written	$1,215	$682	$1,159	$433	$3,489	$715	$7	$4,211
Increase in unearned premiums	(99)	(152)	(68)	(97)	(416)	(17)	(1)	(434)

Net premiums earned	$1,116	$530	$1,091	$336	$3,073	$698	$6	$3,777
Losses and loss expenses and life policy benefits	(682)	(263)	(697)	(81)	(1,723)	(558)	2	(2,279)
Acquisition costs	(253)	(134)	(257)	(33)	(677)	(82)	—	(759)

Technical result	$181	$133	$137	$222	$673	$58	$8	$739

Other income					3	9	1	13
Other operating expenses					(189)	(52)	(128)	(369)

Underwriting result					$487	$15	n/a	$383

Net investment income						45	325	370

Allocated underwriting result (1)						$60	n/a	n/a

Net realized and unrealized investment losses							(260)	(260)
Interest expense							(37)	(37)
Amortization of intangible assets							(21)	(21)
Net foreign exchange losses							(10)	(10)
Income tax expense							(37)	(37)
Interest in earnings of equity investments							10	10

Net income							n/a	$398

Loss ratio (2)	61.1%	49.7%	63.9%	24.2%	56.1%
Acquisition ratio (3)	22.7	25.2	23.6	9.7	22.0

Technical ratio (4)	83.8%	74.9%	87.5%	33.9%	78.1%
Other operating expense ratio (5)					6.1

Combined ratio (6)					84.2%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the nine months ended September 30, 2012
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total

Gross premiums written	$924	$600	$1,178	$475	$3,177	$604	$6	$3,787

Net premiums written	$922	$596	$1,098	$429	$3,045	$601	$6	$3,652
Increase in unearned premiums	(59)	(100)	(64)	(98)	(321)	(12)	(1)	(334)

Net premiums earned	$863	$496	$1,034	$331	$2,724	$589	$5	$3,318
Losses and loss expenses and life policy benefits	(568)	(327)	(569)	(58)	(1,522)	(479)	(3)	(2,004)
Acquisition costs	(218)	(120)	(241)	(30)	(609)	(82)	—	(691)

Technical result	$77	$49	$224	$243	$593	$28	$2	$623

Other income					2	3	3	8
Other operating expenses					(187)	(38)	(74)	(299)

Underwriting result					$408	$(7)	n/a	$332

Net investment income						49	387	436

Allocated underwriting result (1)						$42	n/a	n/a

Net realized and unrealized investment gains							488	488
Interest expense							(37)	(37)
Amortization of intangible assets							(27)	(27)
Net foreign exchange gains							3	3
Income tax expense							(181)	(181)
Interest in earnings of equity investments							9	9

Net income							n/a	$1,023

Loss ratio (2)	65.9%	65.9%	55.1%	17.4%	55.9%
Acquisition ratio (3)	25.2	24.3	23.3	9.1	22.3

Technical ratio (4)	91.1%	90.2%	78.4%	26.5%	78.2%
Other operating expense ratio (5)					6.9

Combined ratio (6)					85.1%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended
	September 30, 2013 (A)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Net premiums written	$1,026	$1,076	$1,386	$723	$856

Net premiums earned	$1,173	$977	$923	$961	$1,038

Losses and loss expenses	(557)	(686)	(480)	(633)	(561)
Acquisition costs	(259)	(209)	(208)	(212)	(219)

Technical result	$357	$82	$235	$116	$258

Other income	2	—	—	2	1
Other operating expenses	(62)	(60)	(66)	(70)	(58)

Underwriting result	$297	$22	$169	$48	$201

Loss ratio (2)	47.5%	70.3%	52.0%	65.9%	54.1%
Acquisition ratio (3)	22.1	21.4	22.6	22.0	21.1

Technical ratio (4)	69.6%	91.7%	74.6%	87.9%	75.2%
Other operating expense ratio (5)	5.3	6.1	7.1	7.4	5.5

Combined ratio (6)	74.9%	97.8%	81.7%	95.3%	80.7%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $1.3 million and $4.3 million, respectively, compared to the three months ended September 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the nine months ended		For the year ended
	September 30, 2013 (A)	September 30, 2012	December 31, 2012	December 31, 2011

Net premiums written	$3,489	$3,045	$3,768	$3,688

Net premiums earned	$3,073	$2,724	$3,684	$3,844

Losses and loss expenses	(1,723)	(1,522)	(2,155)	(3,717)
Acquisition costs	(677)	(609)	(821)	(821)

Technical result	$673	$593	$708	$(694)

Other income	3	2	5	4
Other operating expenses	(189)	(187)	(257)	(283)

Underwriting result	$487	$408	$456	$(973)

Loss ratio (2)	56.1%	55.9%	58.5%	96.7%
Acquisition ratio (3)	22.0	22.3	22.3	21.3

Technical ratio (4)	78.1%	78.2%	80.8%	118.0%
Other operating expense ratio (5)	6.1	6.9	7.0	7.4

Combined ratio (6)	84.2%	85.1%	87.8%	125.4%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(3.7) million and $(3.0) million, respectively, compared to the nine months ended September 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the three months ended
	September 30, 2013 (A)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Net premiums written	$408	$360	$446	$297	$311

Net premiums earned	$425	$357	$333	$313	$335

Losses and loss expenses	(197)	(245)	(240)	(248)	(251)
Acquisition costs	(101)	(79)	(72)	(73)	(83)

Technical result	$127	$33	$21	$(8)	$1

Loss ratio (2)	46.3%	68.6%	72.0%	79.2%	74.9%
Acquisition ratio (3)	23.9	22.1	21.6	23.2	24.8

Technical ratio (4)	70.2%	90.7%	93.6%	102.4%	99.7%

Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	31%	28%	23%	25%	18%
Casualty	37	38	40	43	42
Credit/Surety	2	4	2	4	5
Motor	3	4	4	3	4
Multiline	4	5	10	7	5
Other	9	4	5	4	4
Property	14	17	16	14	22

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(0.3) million and $(0.5) million, respectively, compared to the three months ended September 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the nine months ended		For the year ended
	September 30, 2013 (A)	September 30, 2012	December 31, 2012	December 31, 2011

Net premiums written	$1,215	$922	$1,219	$1,104

Net premiums earned	$1,116	$863	$1,176	$1,135

Losses and loss expenses	(682)	(568)	(816)	(741)
Acquisition costs	(253)	(218)	(291)	(276)

Technical result	$181	$77	$69	$118

Loss ratio (2)	61.1%	65.9%	69.4%	65.3%
Acquisition ratio (3)	22.7	25.2	24.7	24.3

Technical ratio (4)	83.8%	91.1%	94.1%	89.6%

Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	27%	17%	19%	20%
Casualty	38	43	43	40
Credit/Surety	2	5	4	5
Motor	4	4	4	8
Multiline	7	7	7	7
Other	6	3	3	2
Property	16	21	20	18

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $0.3 million and $(0.4) million, respectively, compared to the nine months ended September 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended
	September 30, 2013 (A)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Net premiums written	$157	$158	$368	$85	$122

Net premiums earned	$195	$169	$166	$183	$172

Losses and loss expenses	(90)	(106)	(67)	(88)	(110)
Acquisition costs	(50)	(34)	(50)	(47)	(42)

Technical result	$55	$29	$49	$48	$20

Loss ratio (2)	46.0%	62.9%	40.4%	48.5%	63.9%
Acquisition ratio (3)	25.7	19.9	30.1	25.6	24.9

Technical ratio (4)	71.7%	82.8%	70.5%	74.1%	88.8%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	9%	10%	10%	14%	10%
Motor	35	34	34	32	30
Property	56	56	56	54	60

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(0.6) million and $2.1 million, respectively, compared to the three months ended September 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the nine months ended		For the year ended
	September 30, 2013 (A)	September 30, 2012	December 31, 2012	December 31, 2011

Net premiums written	$682	$596	$681	$678

Net premiums earned	$530	$496	$678	$759

Losses and loss expenses	(263)	(327)	(415)	(567)
Acquisition costs	(134)	(120)	(167)	(191)

Technical result	$133	$49	$96	$1

Loss ratio (2)	49.7%	65.9%	61.3%	74.7%
Acquisition ratio (3)	25.2	24.3	24.6	25.1

Technical ratio (4)	74.9%	90.2%	85.9%	99.8%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	10%	11%	11%	10%
Motor	34	27	28	20
Property	56	62	61	70

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of (0.3) million and $0.6 million, respectively, compared to the nine months ended September 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global Specialty sub-segment

	For the three months ended
	September 30, 2013 (A)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Net premiums written	$389	$409	$361	$316	$354

Net premiums earned	$382	$372	$337	$339	$363

Losses and loss expenses	(228)	(284)	(184)	(252)	(161)
Acquisition costs	(92)	(90)	(75)	(80)	(79)

Technical result	$62	$(2)	$78	$7	$123

Loss ratio (2)	59.8%	76.6%	54.6%	74.3%	44.4%
Acquisition ratio (3)	24.0	24.1	22.4	23.5	21.7

Technical ratio (4)	83.8%	100.7%	77.0%	97.8%	66.1%

Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	6%	11%	10%	3%	5%
Aviation/Space	13	12	10	20	13
Credit/Surety	19	18	21	21	18
Energy	6	6	4	7	9
Engineering	14	14	12	14	14
Marine	19	19	20	20	25
Other	3	3	3	—	—
Specialty casualty	8	6	14	1	4
Specialty property	12	11	6	14	12

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $5.1 million and $5.1 million, respectively, compared to the three months ended September 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global Specialty sub-segment

	For the nine months ended		For the year ended
	September 30, 2013 (A)	September 30, 2012	December 31, 2012	December 31, 2011

Net premiums written	$1,159	$1,098	$1,415	$1,344

Net premiums earned	$1,091	$1,034	$1,373	$1,376

Losses and loss expenses	(697)	(569)	(821)	(950)
Acquisition costs	(257)	(241)	(321)	(328)

Technical result	$137	$224	$231	$98

Loss ratio (2)	63.9%	55.1%	59.8%	69.1%
Acquisition ratio (3)	23.6	23.3	23.4	23.8

Technical ratio (4)	87.5%	78.4%	83.2%	92.9%

Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	9%	6%	6%	4%
Aviation/Space	12	14	15	16
Credit/Surety	19	19	19	20
Energy	6	7	7	8
Engineering	13	11	12	14
Marine	19	23	22	20
Other	3	—	—	—
Specialty casualty	9	9	7	8
Specialty property	10	11	12	10

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $3.5 million and $2.5 million, respectively, compared to the nine months ended September 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended
	September 30, 2013 (A)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Net premiums written	$72	$149	$211	$25	$69

Net premiums earned	$171	$79	$87	$126	$168

Losses and loss expenses	(42)	(51)	11	(45)	(39)
Acquisition costs	(16)	(6)	(11)	(12)	(15)

Technical result	$113	$22	$87	$69	$114

Loss ratio (2)	24.5%	64.1%	(12.8)%	35.6%	23.3%
Acquisition ratio (3)	9.0	8.5	12.3	9.8	8.8

Technical ratio (4)	33.5%	72.6%	(0.5)%	45.4%	32.1%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(2.9) million and $(2.5) million, respectively, compared to the three months ended September 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the nine months ended		For the year ended
	September 30, 2013 (A)	September 30, 2012	December 31, 2012	December 31, 2011

Net premiums written	$433	$429	$453	$562

Net premiums earned	$336	$331	$457	$574

Losses and loss expenses	(81)	(58)	(103)	(1,459)
Acquisition costs	(33)	(30)	(42)	(26)

Technical result	$222	$243	$312	$(911)

Loss ratio (2)	24.2%	17.4%	22.4%	254.2%
Acquisition ratio (3)	9.7	9.1	9.3	4.5

Technical ratio (4)	33.9%	26.5%	31.7%	258.7%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(7.2) million and $(5.7) million, respectively, compared to the nine months ended September 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life and Health segment

	For the three months ended
	September 30, 2013 (A)	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Net premiums written	$234	$232	$249	$197	$187

Net premiums earned	$243	$232	$224	$205	$195

Life policy benefits	(195)	(181)	(182)	(168)	(157)
Acquisition costs	(24)	(33)	(27)	(33)	(27)

Technical result	$24	$18	$15	$4	$11

Other income	3	3	3	1	1
Other operating expenses	(17)	(17)	(18)	(15)	(12)

Underwriting result	$10	$4	$—	$(10)	$—

Net investment income	15	15	16	15	15

Allocated underwriting result (1)	$25	$19	$16	$5	$15

Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	17%	14%	12%	2%	3%
Longevity	26	26	25	32	33
Mortality	57	60	63	66	64

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended September 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $3.1 million and $3.4 million, respectively, compared to the three months ended September 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life and Health segment

	For the nine months ended		For the year ended
	September 30, 2013 (A)	September 30, 2012	December 31, 2012	December 31, 2011

Net premiums written	$715	$601	$799	$786

Net premiums earned	$698	$589	$795	$792

Life policy benefits	(558)	(479)	(647)	(650)
Acquisition costs	(82)	(82)	(116)	(117)

Technical result	$58	$28	$32	$25

Other income	9	3	4	1
Other operating expenses	(52)	(38)	(52)	(53)

Underwriting result	$15	$(7)	$(16)	$(27)

Net investment income	45	49	64	66

Allocated underwriting result (1)	$60	$42	$48	$39

Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	14%	2%	3%	3%
Longevity	26	31	31	26
Mortality	60	67	66	71

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2013, net premiums written and net premiums earned include foreign exchange impacts of $2.9 million and $2.9 million, respectively, compared to the nine months ended September 30, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Technical result	$6	$—	$1	$2	$—

Other income	—	1	1	—	1
Corporate expenses - costs of restructuring (1)	(2)	(43)	—	—	—
Corporate expenses	(25)	(23)	(30)	(24)	(23)
Other operating expenses	(2)	(2)	(2)	(3)	(2)

Net investment income	107	110	108	121	120

Net realized and unrealized investment gains (losses)	16	(299)	23	5	257
Interest expense	(12)	(12)	(12)	(12)	(12)
Amortization of intangible assets	(7)	(7)	(7)	(5)	(9)
Net foreign exchange (losses) gains	(1)	(11)	2	(3)	(2)
Income tax (expense) benefit	(70)	75	(42)	(23)	(64)
Interest in earnings (losses) of equity investments	6	(4)	7	1	5

(1)	The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the three months ended September 30, 2013 and June 30, 2013 these costs predominantly comprised of severance costs related to the Company’s voluntary and involuntary termination plans.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the nine months ended		For the year ended
	September 30, 2013	September 30, 2012	December 31, 2012	December 31, 2011

Technical result	$8	$2	$4	$6

Other income	1	3	3	3
Corporate expenses - costs of restructuring (1)	(46)	—	—	—
Corporate expenses - acquisition related	—	—	—	(4)
Corporate expenses	(76)	(64)	(88)	(79)
Other operating expenses	(6)	(10)	(14)	(16)

Net investment income	325	387	507	563

Net realized and unrealized investment (losses) gains	(260)	488	494	67
Interest expense	(37)	(37)	(49)	(49)
Amortization of intangible assets	(21)	(27)	(32)	(36)
Net foreign exchange (losses) gains	(10)	3	—	34
Income tax expense	(37)	(181)	(204)	(69)
Interest in earnings (losses) of equity investments	10	9	10	(6)

(1)	The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the nine months ended September 30, 2013 these costs predominantly comprised of severance costs related to the Company’s voluntary and involuntary termination plans.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	13%	12%	13%	15%	14%
Motor	5	5	9	4	5
Multiline and other	5	3	5	3	2
Property	12	11	17	9	14
Specialty
Agriculture	12	11	8	9	7
Aviation/Space	4	4	2	7	5
Catastrophe	6	11	13	3	6
Credit/Surety	7	7	5	8	7
Energy	2	2	1	3	3
Engineering	4	4	3	5	5
Marine	6	6	5	7	9
Specialty casualty	2	2	3	1	1
Specialty property	4	4	1	5	4
Life and Health	18	18	15	21	18

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	11%	13%	9%	8%	12%
Europe	35	36	46	41	37
Latin America, Caribbean and Africa	12	10	9	12	13
North America	42	41	36	39	38

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	72%	72%	71%	67%	70%
Direct	28	28	29	33	30

	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2013	September 30, 2012	December 31, 2012	December 31, 2011

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	13%	12%	13%	11%
Motor	7	6	5	5
Multiline and other	4	2	3	2
Property	14	16	14	15
Specialty
Agriculture	10	6	7	7
Aviation/Space	3	5	5	5
Catastrophe	10	12	10	13
Credit/Surety	6	7	7	7
Energy	1	2	2	2
Engineering	4	3	4	4
Marine	5	7	7	6
Specialty casualty	3	3	2	2
Specialty property	3	3	4	3
Life and Health	17	16	17	18

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	11%	11%	11%	12%
Europe	40	42	41	41
Latin America, Caribbean and Africa	10	11	11	11
North America	39	36	37	36

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	71%	70%	69%	72%
Direct	29	30	31	28

	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:

North America
Non-Proportional	14%	17%	33%	11%	22%
Proportional	86	83	67	89	78

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	10%	10%	36%	8%	20%
Proportional	90	90	64	92	80

Total	100%	100%	100%	100%	100%

Global Specialty
Non-Proportional	16%	18%	31%	9%	14%
Proportional	84	82	69	91	86

Total	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	96%	97%	99%	93%	98%
Proportional	4	3	1	7	2

Total	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	20%	28%	43%	12%	25%
Proportional	80	72	57	88	75

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2013	September 30, 2012	December 31, 2012	December 31, 2011

Distribution of Gross Premiums Written by Reinsurance Type Non-life sub-segment:

North America
Non-Proportional	22%	31%	26%	30%
Proportional	78	69	74	70

Total	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	24%	26%	24%	23%
Proportional	76	74	76	77

Total	100%	100%	100%	100%

Global Specialty
Non-Proportional	22%	24%	20%	19%
Proportional	78	76	80	81

Total	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	98%	98%	98%
Proportional	2	2	2	2

Total	100%	100%	100%	100%

Non-life total
Non-Proportional	32%	37%	33%	35%
Proportional	68	63	67	65

Total	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	September 30, 2013			June 30, 2013			March 31, 2013			December 31, 2012			September 30, 2012			December 31, 2011
Investments:
Fixed maturities
U.S. government	$1,459		10%	$960		6%	$1,039		7%	$1,113		7%	$958		6%	$1,090		7%
U.S. government sponsored enterprises	36		—	31		—	25		—	18		—	25		—	26		—
U.S. states, territories and municipalities	306		2	237		2	250		2	243		1	219		1	124		1
Non-U.S. sovereign government, supranational and government related	2,344		16	2,140		14	2,296		15	2,376		15	2,638		17	2,964		19
Corporates	6,042		40	6,246		42	6,587		42	6,656		42	6,378		40	5,747		38
Mortgage/asset-backed securities	3,494		23	3,766		25	3,773		24	3,989		25	4,121		26	3,991		26

Total fixed maturities	13,681		91	13,380		89	13,970		90	14,395		90	14,339		90	13,942		91
Short-term investments	37		—	29		—	115		1	151		1	161		1	42		—
Equities	1,122		7	1,173		8	1,149		7	1,094		7	1,072		7	945		6
Other invested assets	268		2	387		3	311		2	333		2	341		2	358		3

Total investments	$15,108		100%	$14,969		100%	$15,545		100%	$15,973		100%	$15,913		100%	$15,287		100%

Cash and cash equivalents	1,551			1,262			1,287			1,122			1,336			1,343
Total investments and cash	$16,659			$16,231			$16,832			$17,095			$17,249			$16,630

Maturity distribution:
One year or less	$492		4%	$654		5%	$1,052		7%	$1,081		7%	$1,175		8%	$571		4%
More than one year through five years	4,790		35	4,377		33	4,137		29	4,198		29	4,071		28	4,923		35
More than five years through ten years	3,883		28	3,705		27	4,184		30	4,337		30	4,232		29	3,713		26
More than ten years	1,059		8	907		7	939		7	941		7	901		7	786		6

Subtotal	10,224		75	9,643		72	10,312		73	10,557		73	10,379		72	9,993		71
Mortgage/asset-backed securities	3,494		25	3,766		28	3,773		27	3,989		27	4,121		28	3,991		29

Total	$13,718		100%	$13,409		100%	$14,085		100%	$14,546		100%	$14,500		100%	$13,984		100%

Credit quality by market value:
AAA	14%			13%			12%			13%			15%			25%
AA	39			40			41			42			42			37
A	22			24			25			23			21			21
BBB	16			15			15			15			14			11
Below Investment Grade/Unrated	9			8			7			7			8			6

	100%			100%			100%			100%			100%			100%

Expected average duration (1)	2.7	Yrs		2.6	Yrs		2.9	Yrs		2.7	Yrs		3.0	Yrs		2.9	Yrs
Average yield to maturity at market (1)	2.5%			2.6%			2.1%			2.0%			1.9%			2.4%
Average credit quality	A			A			A			A			A			AA

(1)	Includes funds holding fixed income securities that are classified with equities under generally accepted accounting principles in the United States.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

	September 30, 2013
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Corporate bonds
Finance	$1,505,500	24.9%	9.0%	1.0%
Consumer noncyclical	828,687	13.7	5.0	0.3
Communications	754,572	12.5	4.5	0.4
Utilities	598,385	9.9	3.6	0.2
Industrials	450,876	7.5	2.7	0.2
Energy	450,252	7.4	2.7	0.5
Consumer cyclical	408,656	6.8	2.5	0.2
Insurance	256,015	4.2	1.5	0.2
Basic materials	190,494	3.2	1.1	0.2
Government guaranteed corporate debt	163,028	2.7	1.0	0.2
Longevity and mortality bonds	125,886	2.1	0.8	0.4
Technology	114,874	1.9	0.7	0.1
Real estate investment trusts	105,594	1.7	0.6	0.1
Catastrophe bonds	76,979	1.3	0.5	0.1
Diversified	12,188	0.2	0.1	0.1

Total Corporate bonds	$6,041,986	100.0%	36.3%

Finance sector - Corporate bonds
Banks	$766,797	12.7%	4.6%
Investment banking and brokerage	368,435	6.1	2.2
Financial services	204,041	3.4	1.2
Commercial and consumer finance	135,094	2.2	0.8
Other	31,133	0.5	0.2

Total finance sector - Corporate bonds	$1,505,500	24.9%	9.0%

	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$31,307	$61,017	$543,630	$129,803	$1,040	$766,797
Investment banking and brokerage	—	—	337,067	30,391	977	368,435
Financial services	—	177,022	18,194	6,346	2,479	204,041
Commercial and consumer finance	—	5,221	37,608	91,779	486	135,094
Other	—	12,755	14,762	1,875	1,741	31,133

Total finance sector - Corporate bonds	$31,307	$256,015	$951,261	$260,194	$6,723	$1,505,500

% of total	2%	17%	63%	17%	1%	100%

Concentration of investment risk

The top 10 Corporate bond issuers account for 18% of the Company’s total corporate bonds. The single largest issuer accounts for 2.8% of the Company’s total Corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

	September 30, 2013
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Equities
Real estate investment trusts	$168,985	19.1%	1.0%	0.1%
Energy	156,254	17.6	0.9	0.1
Finance	129,367	14.6	0.8	0.1
Consumer noncyclical	119,194	13.5	0.7	0.1
Communications	66,169	7.5	0.4	0.1
Technology	60,685	6.9	0.4	0.1
Industrials	45,181	5.1	0.3	—
Consumer cyclical	44,566	5.0	0.3	—
Utilities	38,481	4.3	0.2	—
Insurance	36,481	4.1	0.2	0.1
Basic materials	18,470	2.1	0.1	—
Diversified	2,089	0.2	—	—

Total equities	$885,922	100.0%	5.3%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	188,036		1.1
Funds and ETFs holding equities	48,126		0.3

Total Equities	$1,122,084		6.7%

Concentration of investment risk

The single largest fund in funds and ETFs holding equities is an emerging markets fixed income fund, which accounts for 9.4% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 18.4% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 2.7% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities (1)

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at September 30, 2013
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total

U.S. Asset-Backed Securities	$—	$—	$171,614	$107,517	$104,192	$1,328	$492,463	$877,114
U.S. Collaterized Mortgage Obligations	—	1,748	—	—	—	—	—	1,748
U.S. Mortgage Backed Securities (MBS)	453,663	1,218,274	—	—	—	—	—	1,671,937
U.S. Commercial Mortgage Backed Securities (CMBS)	5,745	—	18,472	—	1,141	1,185	2,614	29,157
U.S. MBS Interest Only	43,682	79,241	4,467	—	—	—	16,130	143,520

	$503,090	$1,299,263	$194,553	$107,517	$105,333	$2,513	$511,207	$2,723,476

Non-U.S. Asset-Backed Securities	$—	$—	$167,459	$61,722	$44,335	$7,297	$—	$280,813
Non-U.S. Collaterized Mortgage Obligations	—	—	174,109	65,526	38,133	2,756	—	280,524
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	12,600	—	—	—	—	12,600
Non-U.S. Mortgage Backed Securities (MBS)	—	—	196,145	—	—	—	—	196,145

	$—	$—	$550,313	$127,248	$82,468	$10,053	$—	$770,082

Total mortgage/asset-backed securities	$503,090	$1,299,263	$744,866	$234,765	$187,801	$12,566	$511,207	$3,493,558

Corporate Securities	—	36,337	—	—	—	—	—	36,337

Total	$503,090	$1,335,600	$744,866	$234,765	$187,801	$12,566	$511,207	$3,529,895

% of total	14%	38%	21%	7%	5%	—%	15%	100%

(1)	In addition to the mortgage/asset-backed securities above, the Company has derivatives exposure to to-be-announced mortgage-backed securities with a notional value of $192.0 million and a carrying value of $7.3 million at September 30, 2013 within Other Invested Assets.

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	September 30, 2013					June 30, 2013		March 31, 2013
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives / Other	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)
Private Markets Investments

Principal Finance - Investments	$112,221	$—	$112,221	$—	$112,221	$123,282	$123,282	$108,254	$108,254
Principal Finance - Derivative Exposure Assumed	—	(5,196)	(5,196)	67,737	62,541	(2,225)	71,189	(1,474)	79,604
Insurance-Linked Securities	—	(215)	(215)	240,744	240,529	(92)	240,652	(2,681)	230,563
Strategic Investments	209,042	—	209,042	—	209,042	205,353	205,353	214,626	214,626

Total other invested assets - Private Markets Exposure Assumed	321,263	(5,411)	315,852	308,481	624,333	326,318	640,476	318,725	633,047

Other Credit Derivatives - Exposure Assumed	—	49	49	5,000	5,049	102	5,102	160	5,160
Other Credit Derivatives - Protection Purchased	—	(231)	(231)	(34,000)	(34,231)	(404)	(34,404)	(614)	(48,614)

Other (2)	9,183	(56,756)	(47,573)			60,791		(7,072)

Total other invested assets	$330,446	$(62,349)	$268,097			$386,807		$311,199

(1)	The total net exposures originated in Private Markets are $1,704 million at September 30, 2013 ($1,618 million and $1,591 million at June 30, 2013 and March 31, 2013, respectively). In addition to the net exposures listed above of $624 million at September 30, 2013 ($640 million and $633 million at June 30, 2013 and March 31, 2013, respectively), the Company has the following other net exposures originated in Private Markets:

•

Principal Finance: $831 million of assets listed under Investments - Fixed Maturities and $10 million listed under Investments - Equities for a total exposure of $1,016 million at September 30, 2013 ($934 million and $850 million at June 30, 2013 and March 31, 2013, respectively).

•

Insurance-Linked Securities: $202 million of bonds listed under Investments - Fixed Maturities for a total exposure of $443 million at September 30, 2013 ($443 million and $494 million at June 30, 2013 and March 31, 2013, respectively).

•

Strategic Investments: $34 million of assets listed under Investments - Equities, and $2 million of assets listed under Other Assets for a total exposure of $245 million at September 30, 2013 ($241 million and $247 million at June 30, 2013 and March 31, 2013, respectively).

(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	September 30, 2013			June 30, 2013			March 31, 2013			December 31, 2012			September 30, 2012			December 31, 2011
Investments:
Fixed maturities
U.S. government	$111		17%	$107		16%	$129		16%	$129		15%	$221		21%	$111		11%
U.S. government sponsored enterprises	57		9	65		10	90		11	90		11	136		13	158		15
Non-U.S. sovereign government, supranational and government related	193		30	196		29	226		28	234		28	273		25	275		26
Corporates	259		41	287		43	345		43	362		44	414		39	480		45

Total fixed maturities	620		97	655		98	790		98	815		98	1,044		98	1,024		97
Short-term investments	2		1	—		—	—		—	—		—	—		—	18		2
Other invested assets	16		2	15		2	16		2	18		2	17		2	16		1

Total investments	$638		100%	$670		100%	$806		100%	$833		100%	$1,061		100%	$1,058		100%

Cash and cash equivalents	34			20			44			54			90			176
Total investments and cash	$672			$690			$850			$887			$1,151			$1,234

Accrued investment income	9			8			10			10			15			14
Other funds held assets/liabilities	133			144			50			34			22			20

Total funds held - directly managed	$814			$842			$910			$931			$1,188			$1,268

Maturity distribution:
One year or less	$97		16%	$114		17%	$154		19%	$133		17%	$213		20%	$227		22%
More than one year through five years	377		60	403		62	487		62	515		63	622		60	573		55
More than five years through ten years	122		20	108		16	127		16	141		17	182		17	215		20
More than ten years	26		4	30		5	22		3	26		3	27		3	27		3

Total	$622		100%	$655		100%	$790		100%	$815		100%	$1,044		100%	$1,042		100%

Credit quality by market value:
AAA	12%			12%			11%			12%			12%			22%
AA	56			56			59			58			61			50
A	26			26			24			24			22			24
BBB	6			6			6			6			5			4

	100%			100%			100%			100%			100%			100%

Expected average duration	3.1	Yrs		3.1	Yrs		2.9	Yrs		3.0	Yrs		2.9	Yrs		2.7	Yrs
Average yield to maturity at market	1.2%			1.3%			0.9%			1.0%			1.0%			1.7%
Average credit quality	AA			AA			AA			AA			AA			AA

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		September 30, 2013
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest single issuer as a percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$85,436	33.0%	12.7%	1.4%
Consumer noncyclical	51,381	19.8	7.7	1.3
Energy	36,584	14.1	5.4	1.4
Utilities	23,653	9.1	3.5	0.9
Basic materials	15,940	6.2	2.4	0.7
Communications	13,650	5.3	2.0	0.6
Government guaranteed corporate debt	10,016	3.9	1.5	1.1
Consumer cyclical	8,708	3.4	1.3	1.1
Industrials	6,003	2.3	0.9	0.5
Technology	4,186	1.6	0.6	0.6
Real estate investment trusts	3,389	1.3	0.5	0.5

Total Corporate bonds	$258,946	100.0%	38.5%

Finance sector - Corporate bonds
Banks	$56,966	22.0%	8.5%
Investment banking and brokerage	11,744	4.5	1.7
Financial services	11,617	4.5	1.7
Commercial and consumer finance	5,109	2.0	0.8

Total finance sector - Corporate bonds	$85,436	33.0%	12.7%

	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$6,012	$21,604	$27,638	$1,712	$56,966
Investment banking and brokerage	11,744	—	—	—	11,744
Financial services	—	7,230	4,387	—	11,617
Commercial and consumer finance	—	2,391	2,718	—	5,109

Total finance sector - Corporate bonds	$17,756	$31,225	$34,743	$1,712	$85,436

% of total	21%	36%	41%	2%	100%

Concentration of investment risk

The Top 10 corporate bond issuers account for 30.7% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 3.8% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Fixed maturities	$110,911	$110,727	$116,082	$125,903	$123,540
Short-term investments, cash and cash equivalents	266	320	879	1,144	537
Equities	9,140	12,799	4,772	5,018	4,684
Funds held and other	8,824	8,536	8,604	9,435	10,741
Funds held - directly managed	4,902	5,010	5,805	6,275	6,586
Investment expenses	(12,232)	(12,889)	(12,438)	(12,106)	(10,822)

Net investment income (1)	$121,811	$124,503	$123,704	$135,669	$135,266

Net realized investment gains on fixed maturities and short-term investments	$18,642	$40,026	$41,544	$49,761	$43,626
Net realized investment gains on equities	15,057	34,790	19,320	18,868	5,495
Net realized gains (losses) on other invested assets	80,065	7,378	11,152	(971)	(2,604)
Change in net unrealized (losses) gains on other invested assets	(103,406)	83,285	(22,036)	(13,903)	(1,747)
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	10,259	(395,757)	(71,670)	(44,799)	150,046
Change in net unrealized investment (losses) gains on equities	(891)	(57,715)	50,066	(2,815)	51,260
Net other realized and unrealized investment (losses) gains	(2,192)	696	(809)	578	1,899
Net realized and unrealized investment (losses) gains on funds held - directly managed	(1,416)	(11,918)	(4,624)	(1,606)	9,454

Net realized and unrealized investment gains (losses)	$16,118	$(299,215)	$22,943	$5,113	$257,429

(1)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended September 30, 2013, net investment income includes foreign exchange impacts of $2.8 million compared to the three months ended September 30, 2012.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2013	September 30, 2012	December 31, 2012	December 31, 2011

Fixed maturities	$337,720	$386,931	$512,833	$561,576
Short-term investments, cash and cash equivalents	1,465	1,761	2,905	3,843
Equities	26,711	21,189	26,207	19,815
Funds held and other	25,963	34,673	44,109	49,502
Funds held - directly managed	15,717	22,756	29,031	37,919
Investment expenses	(37,559)	(31,641)	(43,747)	(43,507)

Net investment income (1)	$370,017	$435,669	$571,338	$629,148

Net realized investment gains on fixed maturities and short-term investments	$100,212	$123,226	$172,987	$157,207
Net realized investment gains on equities	69,167	53,287	72,155	90,866
Net realized gains (losses) on other invested assets	98,595	(15,719)	(16,691)	(176,295)
Change in net unrealized (losses) gains on other invested assets	(42,157)	4,335	(9,568)	(46,278)
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(457,168)	230,862	186,063	128,224
Change in net unrealized investment (losses) gains on equities	(8,540)	69,068	66,253	(101,860)
Net other realized and unrealized investment (losses) gains	(2,305)	5,265	5,843	3,617
Net realized and unrealized investment (losses) gains on funds held - directly managed	(17,958)	17,972	16,367	11,211

Net realized and unrealized investment (losses) gains	$(260,154)	$488,296	$493,409	$66,692

(1)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the nine months ended September 30, 2013, net investment income includes foreign exchange impacts of $6.1 million compared to the nine months ended September 30, 2012.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Fixed maturities	$4,697	$4,717	$5,336	$6,307	$6,746
Short-term investments, cash and cash equivalents	299	227	377	333	375
Other	316	364	322	364	262
Investment expenses	(410)	(298)	(230)	(729)	(797)

Net investment income	$4,902	$5,010	$5,805	$6,275	$6,586

Net realized investment (losses) gains on fixed maturities and short-term investments	$(618)	$3,495	$1,449	$8,642	$41
Net realized investment gains (losses) on other invested assets	81	(62)	—	—	—
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(969)	(14,621)	(3,968)	(10,019)	7,690
Change in net unrealized investment gains (losses) on other invested assets	90	(730)	(2,105)	(229)	1,723

Net realized and unrealized investment (losses) gains on funds held - directly managed	$(1,416)	$(11,918)	$(4,624)	$(1,606)	$9,454

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2013	September 30, 2012	December 31, 2012	December 31, 2011

Fixed maturities	$14,750	$21,452	$27,760	$31,542
Short-term investments, cash and cash equivalents	903	713	1,046	1,906
Other	1,002	1,284	1,647	5,402
Investment expenses	(938)	(693)	(1,422)	(931)

Net investment income	$15,717	$22,756	$29,031	$37,919

Net realized investment gains (losses) on fixed maturities and short-term investments	$4,326	$(238)	$8,405	$5,369
Net realized investment gains (losses) of on other invested assets	19	—	—	(42)
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(19,558)	16,602	6,583	12,314
Change in net unrealized investment (losses) gains on other invested assets	(2,745)	1,608	1,379	(6,430)

Net realized and unrealized investment (losses) gains on funds held - directly managed	$(17,958)	$17,972	$16,367	$11,211

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$10,336,368	$10,323,786	$10,709,371	$10,761,302	$10,661,012
Reinsurance recoverable at beginning of period	(276,295)	(292,711)	(291,330)	(308,154)	(331,346)

Net liability at beginning of period	10,060,073	10,031,075	10,418,041	10,453,148	10,329,666

Net incurred losses related to:
Current year	793,894	813,492	661,665	793,291	753,068
Prior years	(238,354)	(127,350)	(182,796)	(160,564)	(188,758)

	555,540	686,142	478,869	632,727	564,310

Change in reserve agreement (1)	(19,967)	(7)	(25,963)	(18,862)	(39,739)

Net losses paid	(474,012)	(632,011)	(706,123)	(707,035)	(575,508)

Effects of foreign exchange rate changes	157,702	(25,126)	(133,749)	58,063	174,419

Net liability at end of period	10,279,336	10,060,073	10,031,075	10,418,041	10,453,148
Reinsurance recoverable at end of period	285,206	276,295	292,711	291,330	308,154

Gross liability at end of period	$10,564,542	$10,336,368	$10,323,786	$10,709,371	$10,761,302

Breakdown of gross liability at end of period:
Case reserves	$4,711,580	$4,645,378	$4,792,975	$4,872,591	$5,000,805
Additional case reserves	401,752	346,553	373,509	343,549	411,063
Incurred but not reported reserves	5,451,210	5,344,437	5,157,302	5,493,231	5,349,434

Gross liability at end of period	$10,564,542	$10,336,368	$10,323,786	$10,709,371	$10,761,302

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,397,875	$3,332,288	$3,279,989	$3,373,852	$3,402,697
Global (Non-U.S.) P&C	2,424,923	2,388,789	2,412,743	2,507,761	2,511,342
Global Specialty	3,978,436	3,817,570	3,788,417	3,868,700	3,773,521
Catastrophe	763,308	797,721	842,637	959,058	1,073,742

Gross liability at end of period	$10,564,542	$10,336,368	$10,323,786	$10,709,371	$10,761,302

Unrecognized time value of non-life reserves	$688,734	$658,929	$452,389	$465,625	$465,899

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	85.3%	92.1%	147.5%	111.7%	102.0%
Non-life paid losses to net premiums earned ratio	40.2%	64.7%	76.5%	73.5%	55.2%

(1)	The change in the reserve agreement is due to favorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the nine months ended		As at and for the year ended
	September 30, 2013	September 30, 2012	December 31, 2012	December 31, 2011

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$10,709,371	$11,273,091	$11,273,091	$10,666,604
Reinsurance recoverable at beginning of period	(291,330)	(353,105)	(353,105)	(348,747)

Net liability at beginning of period	10,418,041	10,919,986	10,919,986	10,317,857

Net incurred losses related to:
Current year	2,269,049	1,992,204	2,785,694	4,252,766
Prior years	(548,499)	(467,501)	(628,065)	(530,457)

	1,720,550	1,524,903	2,157,629	3,722,309

Change in reserve agreement (1)	(45,937)	(67,302)	(86,163)	(61,383)

Net losses paid	(1,812,146)	(1,998,027)	(2,705,062)	(2,990,559)

Effects of foreign exchange rate changes	(1,172)	73,588	131,651	(68,238)

Net liability at end of period	10,279,336	10,453,148	10,418,041	10,919,986
Reinsurance recoverable at end of period	285,206	308,154	291,330	353,105

Gross liability at end of period	$10,564,542	$10,761,302	$10,709,371	$11,273,091

Breakdown of gross liability at end of period:
Case reserves	$4,711,580	$5,000,805	$4,872,591	$5,187,761
Additional case reserves	401,752	411,063	343,549	495,593
Incurred but not reported reserves	5,451,210	5,349,434	5,493,231	5,589,737

Gross liability at end of period	$10,564,542	$10,761,302	$10,709,371	$11,273,091

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,397,875	$3,402,697	$3,373,852	$3,287,364
Global (Non-U.S.) P&C	2,424,923	2,511,342	2,507,761	2,631,593
Global Specialty	3,978,436	3,773,521	3,868,700	3,922,404
Catastrophe	763,308	1,073,742	959,058	1,431,730

Gross liability at end of period	$10,564,542	$10,761,302	$10,709,371	$11,273,091

Unrecognized time value of non-life reserves	$688,734	$465,899	$465,625	$560,860

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	105.3%	131.0%	125.4%	80.3%
Non-life paid losses to net premiums earned ratio	58.9%	73.2%	73.3%	77.6%

(1)	The change in the reserve agreement is due to favorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,799,332	$1,763,413	$1,813,244	$1,703,147	$1,635,547
Reinsurance recoverable at beginning of period	(6,432)	(9,798)	(20,684)	(9,836)	(9,635)

Net liability at beginning of period	1,792,900	1,753,615	1,792,560	1,693,311	1,625,912

Liability acquired related to the acquisition of Presidio	—	—	—	54,071	—

Net incurred losses related to:
Current year	208,839	192,285	190,474	167,612	162,638
Prior years	(13,380)	(11,584)	(8,391)	512	(5,811)

	195,459	180,701	182,083	168,124	156,827

Net losses paid	(149,895)	(153,770)	(161,571)	(145,060)	(142,721)

Effects of foreign exchange rate changes	63,133	12,354	(59,457)	22,114	53,293

Net liability at end of period	1,901,597	1,792,900	1,753,615	1,792,560	1,693,311
Reinsurance recoverable at end of period	6,978	6,432	9,798	20,684	9,836

Gross liability at end of period	$1,908,575	$1,799,332	$1,763,413	$1,813,244	$1,703,147

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the nine months ended		As at and for the year ended
	September 30, 2013	September 30, 2012	December 31, 2012	December 31, 2011

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,813,244	$1,645,662	$1,645,662	$1,750,410
Reinsurance recoverable at beginning of period	(20,684)	(9,874)	(9,874)	(14,739)

Net liability at beginning of period	1,792,560	1,635,788	1,635,788	1,735,671

Liability acquired related to acquisition of Presidio	—	—	54,071	—

Net incurred losses related to:
Current year	591,597	493,730	661,343	650,771
Prior years	(33,354)	(14,874)	(14,362)	(510)

	558,243	478,856	646,981	650,261

Net losses paid	(465,237)	(448,629)	(593,690)	(718,926)

Effects of foreign exchange rate changes	16,031	27,296	49,410	(31,218)

Net liability at end of period	1,901,597	1,693,311	1,792,560	1,635,788
Reinsurance recoverable at end of period	6,978	9,836	20,684	9,874

Gross liability at end of period	$1,908,575	$1,703,147	$1,813,244	$1,645,662

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$94,466	$31,226	$29,946	$51,381	$66,621
Global (Non-U.S.) P&C	37,493	36,149	57,617	39,929	28,686
Global Specialty	77,760	27,780	60,464	45,944	90,602
Catastrophe	28,635	32,195	34,769	23,310	2,849

Total Non-life net prior year reserve development	$238,354	$127,350	$182,796	$160,564	$188,758

Non-life segment:
Net prior year reserve development due to changes in premiums	$(23,508)	$(12,714)	$(11,129)	$(18,866)	$(13,761)
Net prior year reserve development due to all other factors (2)	261,862	140,064	193,925	179,430	202,519

Total Non-life net prior year reserve development	$238,354	$127,350	$182,796	$160,564	$188,758

Life and Health segment:
Net prior year reserve development due to GMDB (1)	$11,087	$3,493	$5,649	$(3)	$5,227
Net prior year reserve development due to all other factors (2)	2,293	8,091	2,742	(509)	584

Total Life and Health net prior year reserve development	$13,380	$11,584	$8,391	$(512)	$5,811

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At September 30, 2013, a 10% increase in the referenced global equity market would have decreased reserves by approximately $4.1 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $5.2 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2013	September 30, 2012	December 31, 2012	December 31, 2011

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$155,637	$167,102	$218,483	$189,180
Global (Non-U.S.) P&C	131,259	74,350	114,279	115,995
Global Specialty	166,004	204,579	250,523	128,975
Catastrophe	95,599	21,470	44,780	96,307

Total Non-life net prior year reserve development	$548,499	$467,501	$628,065	$530,457

Non-life segment:
Net prior year reserve development due to changes in premiums	$(47,352)	$(75,104)	$(93,971)	$(58,501)
Net prior year reserve development due to all other factors (2)	595,851	542,605	722,036	588,958

Total Non-life net prior year reserve development	$548,499	$467,501	$628,065	$530,457

Life and Health segment:
Net prior year reserve development due to GMDB (1)	$20,229	$10,012	$10,009	$5,245
Net prior year reserve development due to all other factors (2)	13,125	4,862	4,353	(4,735)

Total Life and Health net prior year reserve development	$33,354	$14,874	$14,362	$510

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At September 30, 2013, a 10% increase in the referenced global equity market would have decreased reserves by approximately $4.1 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $5.2 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Natural Catastrophe Probable Maximum Losses (PMLs)

(Expressed in millions of U.S. dollars)

(Unaudited)

Single occurrence estimated net PML exposure (1)

		July 1, 2013		April 1, 2013		Jan 1, 2013		Oct 1, 2012		July 1, 2012
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)

U.S. Southeast	Hurricane	$1,054		$1,115		$1,143		$1,173		$1,173
U.S. Northeast	Hurricane	1,121		1,019		1,124		1,000		1,000
U.S. Gulf Coast	Hurricane	1,025		1,001		1,041		1,069		1,069
Caribbean	Hurricane	276		270		293		272		272
Europe	Windstorm	872		850		850		927		927
Japan	Typhoon	124		169		192		164		164
California	Earthquake	575	$679	574	$685	722	$906	734	$923	734	$923
British Columbia	Earthquake	305	513	310	559	314	564	350	526	350	526
Japan	Earthquake	435	457	463	488	503	564	502	543	502	543
Australia	Earthquake	418	552	439	557	468	583	468	582	468	582
New Zealand	Earthquake	250	272	261	282	276	299	320	339	320	339

(1)	The PML estimates are pre-tax and net of retrocession and reinstatement premiums. The peril zones in this disclosure are major peril zones for the industry. The Company has exposures in other peril zones that can potentially generate losses greater than the PML estimates in this disclosure.

The Company estimates that the incremental loss at the 1-in-250 year return period from a U.S. hurricane impacting more than one of the three hurricane risk zones in the United States would be 20% higher than the PML of the largest zone impacted. In addition, there is the potential for a hurricane to impact the Caribbean peril zone and one or more U.S. hurricane peril zones.

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the Company’s natural catastrophe PML information and definitions, see Business - Natural Catastrophe Probable Maximum Loss (PML) in Item 1 of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share calculated with net income (loss) per share attributable to common shareholders (1)	23.2%	(13.4)%	14.0%	7.4%	35.5%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning diluted book value per common share (1)	(0.1)	(16.2)	0.8	(0.6)	16.7

Annualized net foreign exchange gains (losses), net of tax, on beginning diluted book value per common share (1)	0.4	(0.4)	(0.1)	0.6	0.1

Annualized net interest in earnings (losses) of equity investments, net of tax, on beginning diluted book value per common share (1)	0.3	(0.4)	0.4	0.1	0.3

Annualized loss on redemption of preferred shares, on beginning diluted book value per common share (1)	—	—	(0.6)	—	—

Annualized operating return on beginning diluted book value per common share (1)	22.6%	3.6%	13.5%	7.3%	18.4%

Net income (loss) attributable to PartnerRe	$333,423	$(175,571)	$234,370	$111,521	$486,706
Less:
Net realized and unrealized investment (losses) gains, net of tax	(1,272)	(229,966)	12,275	(7,356)	221,825
Net foreign exchange gains (losses), net of tax	5,338	(5,898)	(787)	7,281	1,418
Interest in earnings (losses) of equity investments, net of tax	3,989	(5,558)	6,094	520	3,652
Dividends to preferred shareholders	14,184	14,796	14,699	15,405	15,405

Operating earnings attributable to PartnerRe common shareholders	$311,184	$51,055	$202,089	$95,671	$244,406

Per diluted common share:
Net income (loss) attributable to PartnerRe common shareholders	$5.84	$(3.37)	$3.53	$1.56	$7.53
Less:
Net realized and unrealized investment (losses) gains, net of tax	(0.03)	(4.07)	0.20	(0.12)	3.55
Net foreign exchange gains (losses), net of tax	0.10	(0.10)	(0.01)	0.12	0.02
Loss on redemption of preferred shares	—	—	(0.15)	—	—
Interest in earnings (losses) of equity investments, net of tax	0.07	(0.10)	0.10	0.01	0.06

Operating earnings attributable to PartnerRe common shareholders	$5.70	$0.90	$3.39	$1.55	$3.90

(1)	Excluding preferred shares of $893,750 at January 1, 2013 and 2012.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the nine months ended		For the year ended
	September 30, 2013	September 30, 2012	December 31, 2012	December 31, 2011

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share calculated with net income (loss) per share attributable to common shareholders (1)	7.8%	23.9%	19.9%	(9.0)%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning diluted book value per common share (1)	(5.1)	9.8	7.3	0.2

Annualized net foreign exchange (losses) gains, net of tax, on beginning diluted book value per common share (1)	—	—	0.1	1.0

Annualized net interest in earnings (losses) of equity investments, net of tax, on beginning diluted book value per common share (1)	0.1	0.2	0.2	(0.1)

Annualized loss on redemption of preferred shares, on beginning diluted book value per common share (1)	(0.2)	—	—	—

Annualized operating return on beginning diluted book value per common share (1)	13.0%	13.9%	12.3%	(10.1)%

Net income (loss) attributable to PartnerRe	$392,221	$1,022,994	$1,134,514	$(520,291)
Less:
Net realized and unrealized investment (losses) gains, net of tax	(218,963)	399,371	392,014	15,104
Net foreign exchange (losses) gains, net of tax	(1,348)	1,065	8,345	66,433
Interest in earnings (losses) of equity investments, net of tax	4,526	8,223	8,742	(7,239)
Dividends to preferred shareholders	43,678	46,216	61,622	47,020

Operating earnings (loss) attributable to PartnerRe common shareholders	$564,328	$568,119	$663,791	$(641,609)

Per diluted share:
Net income (loss) attributable to PartnerRe common shareholders	$5.93	$15.19	$16.87	$(8.40)
Less:
Net realized and unrealized investment (losses) gains, net of tax	(3.83)	6.21	6.17	0.23
Net foreign exchange (losses) gains, net of tax	(0.02)	0.01	0.13	0.98
Loss on redemption of preferred shares	(0.16)	—	—	—
Interest in earnings (losses) of equity investments, net of tax	0.08	0.13	0.14	(0.11)

Operating earnings (loss) attributable to PartnerRe common shareholders	$9.86	$8.84	$10.43	$(9.50)

(1)	Excluding preferred shares of $893,750 at January 1, 2013 and 2012 and $520,000 at January 1, 2011.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	December 31, 2011
Reconciliation of GAAP and non-GAAP measures:

Total shareholders’ equity	$6,624,176	$6,415,276	$6,947,558	$6,933,496	$7,079,002	$6,467,542

Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	893,750	893,750	893,750
Noncontrolling interests	52,489	48,319	36,844	—	—	—

Common shareholders’ equity attributable to PartnerRe	5,717,937	5,513,207	6,056,964	6,039,746	6,185,252	5,573,792

Less:
Goodwill	456,380	456,380	456,380	456,380	455,533	455,533
Intangible assets, net of tax	121,922	127,662	135,207	141,249	72,646	93,254

Tangible book value	$5,139,635	$4,929,165	$5,465,377	$5,442,117	$5,657,073	$5,025,005

Common shares and common share equivalents outstanding	54,181,672	55,325,581	58,826,334	59,893,366	62,136,090	65,715,708

Equals:

Diluted tangible book value per common share	$94.86	$89.09	$92.91	$90.86	$91.04	$76.47

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	December 31, 2011
Reconciliation of GAAP and non-GAAP measures:

Total shareholders’ equity	$6,624,176	$6,415,276	$6,947,558	$6,933,496	$7,079,002	$6,467,542

Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	893,750	893,750	893,750
Noncontrolling interest	52,489	48,319	36,844	—	—	—

Common shareholders’ equity attributable to PartnerRe	5,717,937	5,513,207	6,056,964	6,039,746	6,185,252	5,573,792

Less:
Goodwill	456,380	456,380	456,380	456,380	455,533	455,533
Intangible assets, net of tax	121,922	127,662	135,207	141,249	72,646	93,254

Tangible book value	5,139,635	4,929,165	5,465,377	5,442,117	5,657,073	5,025,005

Net unrealized gains on fixed income securities and funds held - directly managed, net of tax (NURGL)	194,144	291,987	563,953	657,604	682,956	451,946

Book value excluding NURGL	$5,523,793	$5,221,220	$5,493,011	$5,382,142	$5,502,296	$5,121,846

Tangible book value excluding NURGL	$4,945,491	$4,637,178	$4,901,424	$4,784,513	$4,974,117	$4,573,059

Divided by:

Number of common shares and common share equivalents outstanding	54,181,672	55,325,581	58,826,334	59,893,366	62,136,090	65,715,708

Equals:

Diluted book value per common share excluding NURGL	$101.95	$94.37	$93.38	$89.86	$88.55	$77.94

Diluted tangible book value per common share excluding NURGL	$91.28	$83.82	$83.32	$79.88	$80.05	$69.59

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	December 31, 2011
Basic book value per common share
Total shareholders’ equity	$6,624,176	$6,415,276	$6,947,558	$6,933,496	$7,079,002	$6,467,542
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	893,750	893,750	893,750
Noncontrolling interest	52,489	48,319	36,844	—	—	—

Common shareholders’ equity attributable to PartnerRe	$5,717,937	$5,513,207	$6,056,964	$6,039,746	$6,185,252	$5,573,792

Basic common shares outstanding	53,227,765	54,321,732	57,660,188	58,909,375	61,366,657	65,322,328

Basic book value per common share	$107.42	$101.49	$105.05	$102.53	$100.79	$85.33

Common shareholders’ equity attributable to PartnerRe	$5,717,937	$5,513,207	$6,056,964	$6,039,746	$6,185,252	$5,573,792

Basic common shares outstanding	53,227,765	54,321,732	57,660,188	58,909,375	61,366,657	65,322,328
Add:
Stock options and other	2,438,798	2,614,443	3,105,137	2,892,514	2,297,408	809,392
Restricted stock units	887,442	900,577	793,400	864,269	877,580	488,999
Less:
Stock options and other bought back via treasury stock method	2,372,333	2,511,171	2,732,391	2,772,792	2,405,555	905,011

Diluted common shares and common share equivalents outstanding	54,181,672	55,325,581	58,826,334	59,893,366	62,136,090	65,715,708

Diluted book value per common share	$105.53	$99.65	$102.96	$100.84	$99.54	$84.82

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the three months ended September 30, 2013		As at and for the three months ended September 30, 2012
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity attributable to PartnerRe /diluted book value per common share at beginning of period	$5,513	$99.65	$5,804	$91.88

Technical result	387	7.09	269	4.29
Other operating expenses	(108)	(1.98)	(95)	(1.51)
Net investment income	122	2.23	135	2.16
Amortization of intangible assets	(7)	(0.13)	(9)	(0.14)
Other, net	(11)	(0.20)	(10)	(0.15)
Operating income tax expense	(58)	(1.05)	(31)	(0.50)
Preferred dividends	(14)	(0.26)	(15)	(0.25)

Operating earnings	311	5.70	244	3.90

Net realized and unrealized investment (losses) gains, net of tax	(1)	(0.03)	222	3.55
Net foreign exchange gains, net of tax	5	0.10	2	0.02
Interest in earnings of equity investments, net of tax	4	0.07	4	0.06

Net income attributable to PartnerRe common shareholders	319	5.84	472	7.53

Common share dividends	(34)	(0.64)	(38)	(0.62)
Change in currency translation adjustment	14	0.26	33	0.53
Repurchase of common shares, net	(94)	0.27	(85)	0.41
Change in other accumulated comprehensive income or loss, net of tax	—	—	(1)	(0.01)

Impact of change in number of common and common share equivalents outstanding	n/a	0.15	n/a	(0.18)

Common shareholders’ equity attributable to PartnerRe /diluted book value per common share at end of period	$5,718	$105.53	$6,185	$99.54

Goodwill	(456)	(8.42)	(456)	(7.33)
Intangible assets, net of tax	(122)	(2.25)	(72)	(1.17)

Tangible common shareholders’ equity attributable to PartnerRe /diluted tangible book value per common share at end of period	$5,140	$94.86	$5,657	$91.04

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the nine months ended September 30, 2013		As at and for the nine months ended September 30, 2012
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity attributable to PartnerRe /diluted book value per common share at beginning of period	$6,040	$100.84	$5,574	$84.82

Technical result	739	12.92	623	9.69
Other operating expenses	(369)	(6.46)	(299)	(4.65)
Net investment income	370	6.47	436	6.78
Amortization of intangible assets	(21)	(0.37)	(27)	(0.42)
Other, net	(31)	(0.53)	(29)	(0.44)
Operating income tax expense	(80)	(1.41)	(90)	(1.40)
Preferred dividends	(44)	(0.76)	(46)	(0.72)

Operating earnings	564	9.86	568	8.84

Net realized and unrealized investment (losses) gains, net of tax	(219)	(3.83)	400	6.21
Net foreign exchange losses (gains), net of tax	(1)	(0.02)	1	0.01
Loss on redemption of preferred shares	(9)	(0.16)	—	—
Interest in earnings of equity investments, net of tax	4	0.08	8	0.13

Net income attributable to PartnerRe common shareholders	339	5.93	977	15.19

Common share dividends	(108)	(1.92)	(118)	(1.86)
Change in currency translation adjustment	(17)	(0.30)	31	0.48
Repurchase of common shares, net	(537)	0.78	(278)	1.27
Preferred shares issuance costs	(9)	(0.15)	—	—
Recognition of loss on redemption of preferred shares	9	0.16	—	—
Change in other accumulated comprehensive income or loss, net of tax	1	0.01	(1)	0.01

Impact of change in number of common and common share equivalents outstanding	n/a	0.18	n/a	(0.37)

Common shareholders’ equity attributable to PartnerRe /diluted book value per common share at end of period	$5,718	$105.53	$6,185	$99.54

Goodwill	(456)	(8.42)	(456)	(7.33)
Intangible assets, net of tax	(122)	(2.25)	(72)	(1.17)

Tangible common shareholders’ equity attributable to PartnerRe /diluted book value per common share at end of period	$5,140	$94.86	$5,657	$91.04

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the year ended December 31, 2012		As at and for the year ended December 31, 2011
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity attributable to PartnerRe /diluted book value per common share at beginning of period	$5,574	$84.82	$6,687	$93.77

Technical result	744	11.70	(663)	(9.82)
Other operating expenses	(411)	(6.47)	(435)	(6.44)
Net investment income	571	8.98	629	9.31
Amortization of intangible assets	(32)	(0.50)	(36)	(0.54)
Other, net	(36)	(0.58)	(42)	(0.61)
Operating income tax expense	(110)	(1.73)	(48)	(0.71)
Preferred dividends	(62)	(0.97)	(47)	(0.69)

Operating earnings (loss)	664	10.43	(642)	(9.50)

Net realized and unrealized investment gains, net of tax	392	6.17	15	0.23
Net foreign exchange gains, net of tax	8	0.13	67	0.98
Interest in earnings (losses) of equity investments, net of tax	9	0.14	(7)	(0.11)

Net income (loss) attributable to PartnerRe common shareholders	1,073	16.87	(567)	(8.40)

Common share dividends	(156)	(2.48)	(159)	(2.35)
Change in currency translation adjustment	28	0.45	(12)	(0.17)
Repurchase of common shares, net	(474)	2.07	(358)	0.93
Preferred shares issuance costs	—	—	(12)	(0.18)
Change in other accumulated comprehensive income or loss, net of tax	(5)	(0.08)	(5)	(0.07)

Impact of change in number of common and common share equivalents outstanding	n/a	(0.81)	n/a	1.29

Common shareholders’ equity attributable to PartnerRe /diluted book value per common share at end of period	$6,040	$100.84	$5,574	$84.82

Goodwill	(456)	(7.62)	(456)	(6.93)
Intangibles, net of tax	(142)	(2.36)	(93)	(1.42)

Tangible common shareholders’ equity attributable to PartnerRe /diluted tangible book value per common share at end of period	$5,442	$90.86	$5,025	$76.47